UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): February 16, 2015

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On February 17, 2015, Hanger, Inc. (the “Company”) issued a press release announcing that its financial information for the following periods should no longer be relied upon:

•                                          The quarterly period ended March 31, 2014 and the year-to-date period ended June 30, 2014;

•                                          The quarterly periods ended March 31, 2013, September 30, 2013 and December 31, 2013, and the year-to-date periods ended June 30, 2013 and September 30, 2013; and

•                                          The quarterly period ended March 31, 2012 and the year-to-date period ended June 30, 2012.

The information provided in Item 4.02 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

A copy of the press release announcing the restatement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Current Report on Form 8-K by reference.

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)                                  On February 16, 2015, the Audit Committee of the Board of Directors of the Company concluded that the Company’s financial statements and other financial data for the following periods should no longer be relied upon because of errors identified therein (collectively, the “Non-reliance Periods”):

•                                          The quarterly period ended March 31, 2014, and the year-to-date period ended June 30, 2014;

•                                          The quarterly periods ended March 31, 2013, September 30, 2013 and December 31, 2013, and the year-to-date periods ended June 30, 2013 and September 30, 2013; and

•                                          The quarterly period ended March 31, 2012 and the year-to-date period ended June 30, 2012.

Accordingly, investors should no longer rely upon the Company’s previously released financial statements and other financial data for these periods or any press releases or other shareholder communications that relate to that information.  The Company intends to file restated financial statements and other financial data covering these periods as soon as practicable.  The Company intends to present the restated financial statements and other financial data in amendments to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 and its Annual Report on Form 10-K for the year ended December 31, 2013 and any other required amended filings (the “Restated Filings”).

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) of this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Expected Impact of the Restatements

The restatements will correct accounting errors impacting the Company’s financial statements and other financial data in the Non-reliance Periods.  The amounts disclosed below reflect the Company’s current expectations relating to the effect of each of these errors on the Non-reliance Periods. The Company has determined that the net cumulative effect on each of the Non-reliance Periods is material, and the Company expects to discuss in more detail the impact of the individual errors in the Company’s restated financial statements and other financial data in the Restated Filings.  Although the errors were not determined to be material to periods other than the Non-reliance Periods, the Company intends to include revisions to the financial statements and other data for those non-restated periods in the Restated Filings.

The errors that caused the Company to conclude that the Non-reliance Periods could not be relied upon were identified during the course of its preparation of its financial statements and other financial data for its quarter ended September 30, 2014, as well as its assessment of disclosure controls and procedures for that period.  Certain other less significant errors impacting the Non-reliance Periods are also described below and were identified prior to the Company’s preparation of its financial statements and other financial data for its quarter ended September 30, 2014.  However, the individual and aggregate effects of these previously discovered errors were not at such earlier time deemed by management to be material.  All of these errors will be corrected in the restated financial statements and other financial data included in the Restated Filings.  The Company has not yet completed its final determination and review of the items listed below, and therefore the listed amounts are preliminary and subject to change.  While the Company expects to report the estimated adjustments described herein, there can be no assurance that the final adjustments will not differ materially from the estimated amounts discussed herein, or that additional errors will not be identified.

The Company is in the process of, but has not yet completed, its determination of the degree to which these errors will have an effect on the classification of the primary captions reported in its statements of cash flows for any period.

Based on its review to date, the Company preliminarily anticipates that the restatements will result in the estimated adjustments to its unaudited income statements identified in the tables below (amounts in thousands, except per share data):

2014 Restatements

	Three Months Ended			Six Months Ended
	March 31, 2014			June 30, 2014
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Pre-tax Income	$9,932	$(3,919)	$6,013	$30,134	$(2,484)	$27,650
Net Income	5,997	(2,461)	3,536	18,616	(1,555)	17,061
Diluted Income per share	$0.17	$(0.07)	$0.10	$0.52	$(0.04)	$0.48

2013 Restatements

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2013			September 30, 2013			December 31, 2013
	Reported	Adjustments	Restated	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Pre-tax Income	$14,939	$(3,015)	$11,924	$33,889	$(2,689)	$31,200	$29,625	$4,106	$33,731
Net Income	9,490	(1,893)	7,597	21,659	(1,697)	19,962	18,356	2,588	20,944
Diluted Income per share	$0.27	$(0.05)	$0.22	$0.61	$(0.05)	$0.56	$0.52	$0.07	$0.59

	Six Months Ended			Nine Months Ended
	June 30, 2013			September 30, 2013
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Pre-tax Income	$37,230	$(2,872)	$34,358	$71,119	$(5,562)	$65,557
Net Income	23,569	(1,807)	21,762	45,228	(3,504)	41,724
Diluted Income per share	$0.67	$(0.05)	$0.62	$1.28	$(0.10)	$1.18

2012 Restatements

	Three Months Ended			Six Months Ended
	March 31, 2012			June 30, 2012
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Pre-tax Income	$13,960	$(2,909)	$11,051	$42,001	$(2,894)	$39,107
Net Income	8,636	(1,806)	6,830	26,021	(1,797)	24,224
Diluted Income per share	$0.25	$(0.05)	$0.20	$0.75	$(0.05)	$0.70

Detail regarding the preliminarily identified errors, and the Company’s estimates of their impact on income before taxes for the applicable period, are as follows:

Quarter ended March 31, 2014.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $3.9 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $1.8 million for the period.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.3 million for the period.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Exclusion of vendor rebates in the valuation of inventory, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          Delay in the commencement of depreciation expense relating to the Company’s new patient management system, which was ready for its intended use during the first quarter of 2014.  The Company originally commenced depreciation in the third quarter of 2014.  Commencing depreciation in the appropriate quarter resulted in an overstatement of the previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          An error in the estimated patient care revenue accrual associated with revenues earned but not yet invoiced, resulting in an overstatement of the previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          Correction of inventory valuation resulting from errors in the preparation of first-in-first-out “FIFO” data as of October 31, 2013, resulting in an understatement of previously reported Income Before Taxes of approximately $0.2 million.

•                                          Premature recognition of a sales tax refund settlement, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.2 million.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.2 million for the period.

Six month period ending June 30, 2014.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $2.5 million.

•                                          Delay in the commencement of depreciation expense relating to the Company’s new patient management system, which was ready for its intended use during the first quarter of 2014.  The Company originally commenced depreciation in the third quarter of 2014.  Commencing depreciation in the appropriate quarter resulted in an overstatement of the previously reported Income Before Taxes of approximately $1.5 million for the period.

•                                          Overstatement of depreciation expense, originally recorded out of period in the second quarter of 2014, relating to demonstration equipment resulting in an understatement of Income Before Taxes of approximately $1.4 million for the period.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $1.1 million for the period.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $1.1 million for the period.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.7 million for the period.

•                                          Overstatement of certain inventory amounts due to certain reconciling differences in the cost of materials computations, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Exclusion of vendor rebates in the valuation of inventory, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          Incorrect write-off of a promissory note obligation, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.3 million.

•                                          Correction of inventory valuation resulting from errors in the preparation of first-in-first-out “FIFO” data as of October 31, 2013, resulting in an understatement of previously reported Income Before Taxes of approximately $0.2 million.

•                                          Understatement of expenses associated with employer fees due under the Affordable Care Act, and other items, resulting in an overstatement of Income Before Taxes of approximately $0.2 million.

Quarter ended March 31, 2013. The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $3.0 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $1.7 million for the period.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Inventory shrinkage was not properly recorded as a reduction in the value of cost of material, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.6 million.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $0.1 million for the period.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.2 million for the period.

Six month period ending June 30, 2013.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $2.9 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $1.1 million for the period.

•                                          Inventory shrinkage was not properly recorded as a reduction in the value of cost of material, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.1 million.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          An incorrect recognition of leasehold improvement depreciation expense due to using incorrect lease terms for certain real property leases, and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          Exclusion of vendor rebates in the valuation of inventory, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.2 million for the period.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.3 million for the period.

Quarter ended September 30, 2013.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $2.7 million.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.2 million for the period.

•                                          Premature recognition of a contingent gain relating to sales tax refund claims, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.9 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an understatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Inventory shrinkage was not properly recorded as a reduction in the value of cost of material, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.5 million.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, and misapplication of GAAP to other real property lease elements, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.2 million for the period.

•                                          Exclusion of vendor rebates in the valuation of inventory, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.1 million for the period.

•                                          Out of period recognition of certain property taxes, resulting in an overstatement of previously recorded Income Before Taxes of approximately $0.1 million.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.3 million for the period.

Nine month period ending September 30, 2013.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $5.6 million.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.7 million for the period.

•                                          Inventory shrinkage was not properly recorded as a reduction in the value of cost of material, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.6 million.

•                                          Premature recognition of a contingent gain relating to sales tax refund claims, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.9 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Exclusion of vendor rebates in the valuation of inventory, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, incorrect recognition of leasehold improvement depreciation expense due to using incorrect lease terms and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $0.1 million for the period.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.5 million for the period.

Quarter ended December 31, 2013.  The Company has identified the following primary errors resulting in an aggregate understatement of Income Before Taxes for the period of approximately $4.1 million.

•                                          Expense incorrectly recorded during the period relating to shrinkage not correctly recorded as a reduction in the value of inventory, resulting in an understatement of previously reported Income Before Taxes of approximately $2.0 million.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, and the misapplication of GAAP to other real property lease elements, resulting in an understatement of previously reported Income Before Taxes of approximately $1.9 million for the period.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an understatement of previously reported Income Before Taxes of approximately $0.8 million for the period.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an understatement of previously reported Income Before Taxes of approximately $0.6 million for the period.

•                                          Error in capitalization of certain expenses relating to the Company’s new patient management system, resulting in an overstatement of previously reported Income Before Taxes of approximately $0.5 million.

•                                          Out of period recognition of certain property taxes, resulting in an overstatement of previously recorded Income Before Taxes of approximately $0.3 million.

•                                          Correction of inventory valuation resulting from errors in the preparation of first-in-first-out “FIFO” data as of October 31, 2013, resulting in an overstatement of previously recorded Income Before Taxes of approximately of $0.2 million.

•                                          Premature recognition of a contingent gain relating to sales tax refund claims in a prior period, resulting in an understatement of previously reported Income Before Taxes of approximately $0.2 million.

•                                          An incorrect discount rate was used to determine the value of certain promissory notes issued in connection with acquisition activity, and other items, resulting in an understatement of interest expense and an overstatement of previously reported Income Before Taxes of approximately $0.4 million for the period.

Quarter ended March 31, 2012. The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $2.9 million.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $1.5 million for the period.

•                                          Amortization of tenant improvement allowances as a reduction of rent expense over an incorrect period for certain real property leases, recognition of deferred rent to expense over incorrect periods due to using incorrect lease terms and the misapplication of GAAP to other lease accounting elements, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.4 million for the period.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.1 million for the period.

•                                          Over-accrual of vacation expenses, resulting in an understatement of previously recorded Income Before Taxes of approximately $0.8 million.

•                                          Out of period recognition of certain property taxes, and other items, resulting in an understatement of previously recorded Income Before Taxes of approximately $0.3 million.

Six month period ending June 30, 2012.  The Company has identified the following primary errors resulting in an aggregate overstatement of Income Before Taxes for the period of approximately $2.9 million.

•                                          Inclusion of intercompany profit in inventory and corrections to the Company’s computation of cost of materials, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.9 million for the period.

•                                          Amortization of deferred rent over incorrect periods due to using incorrect lease terms, and the misapplication of GAAP to other lease accounting elements, resulting in an overstatement of previously reported Income Before Taxes of approximately $1.1 million for the period.

•                                          Incorrect timing of recognition of expenses related to the Company’s annual Education Fair training event. These expenses were originally recognized ratably over each quarter within the current year.  The Company has determined that these expenses should have been recognized as incurred in the first quarter.  This error resulted in an overstatement of previously reported Income Before Taxes of approximately $0.9 million for the period.

•                                          Over-accrual of vacation expenses, resulting in an understatement of previously recorded Income Before Taxes of approximately $0.8 million.

•                                          Out of period recognition of property taxes, and other items, resulting in an understatement of previously reported Income Before Taxes of approximately $0.2 million.

Additional Accounting Review and Financial Statement Preparation

In its Annual Report on Form 10-K for the year ended December 31, 2013, the Company identified three material weaknesses in its internal control over financial reporting, all of which were related to inventory.  One of these material weaknesses was a continuation of another material weakness related to inventory that was first identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.  In the fourth quarter of 2014, in connection with ongoing remediation efforts undertaken to address the material weaknesses related to inventory, the Company implemented new estimation methods, processes and controls to refine the manner in which it values raw materials and work-in-process inventory at Hanger Clinic.

These efforts are intended to enhance our controls and result in more precise estimates of inventory values.  If the new estimation methods, processes and controls result in a significant difference in the valuation of inventory, then the Company will evaluate the reasons for such difference, including whether the new estimation methods, processes and controls indicate there was an error in the historical valuation methodology.  If one or more errors are identified, then the Company may need to restate one or more prior periods.  Such a restatement could impact one or more of the Non-reliance Periods, and also could include additional historical periods.

The Company has not released financial results for the third quarter of 2014, and has previously announced that it was unable to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 because of the additional time required to complete accounting reviews relating to the determination of the amounts and applicability of certain accounts receivable allowances, real property lease expenses and material costs.  The Company has finalized its work associated with its accounts receivable allowances and cost of materials related to the quarter ended September 30, 2014, and it continues to review its lease accounting and the indirect effect of lease accounting on other items for that quarter and prior periods.  A factor contributing to the delay in completing the review of the Company’s lease accounting has been the size of the Company’s lease portfolio, which includes over 800 leased properties.  Until the Company has finalized its work for its lease accounting for the quarterly period ended September 30, 2014 and prior periods, as well as completed and filed the Restated Filings, the Company will not be able to file its Form 10-Q for the quarter ended September 30, 2014 or its Annual Report on Form 10-K for the year ended December 31, 2014.  The timing of these filings may also be adversely affected by the results of the refined inventory estimation methods, processes and controls discussed in the paragraph above.  While the Company is working to complete its closing processes as expeditiously as possible, it expects that it likely will not be able to timely file its Annual Report on Form 10-K for the year ended December 31, 2014 in light of the current circumstances.

The above statements regarding the expected impact of the restatement and the expected timing of the Company’s filings constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the restatement will be included in the Restated Filings after the Company has completed its work on the restatement and the Audit Committee has completed its final review of the financial statements and other financial data for the Non-reliance Periods. There can be no assurance that this financial information will not change, possibly materially, before the Company files the Restated Filings.  See “Disclosures About Forward-Looking Statements” below.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company.  All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data.  These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties.  Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect.  Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing.  The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws.  These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data in the Non-reliance Periods and/or additional historical periods, and the time required to complete the financial statements and other financial data and accounting review.  For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission as well as the risk factor set forth below in Item 8.01 of this Form 8-K. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

Item 8.01.                                          Other Events.

Control Environment

In connection with the errors discovered in the Company’s financial statements and other financial data for the Non-reliance Periods described above in Item 4.02(a) and the Company’s ongoing assessment of its internal control over financial reporting, the Audit Committee of the Board of Directors has also concluded that there existed previously unreported material weaknesses in the Company’s internal control over financial reporting as of December 31, 2013 and in subsequent periods.  In light of this conclusion, the Company will be amending its Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 to reflect the additional material weaknesses described below.  PricewaterhouseCoopers LLP’s report as of December 31, 2013 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 will also be updated to reflect the additional material weaknesses existing as of that date.

The Company has concluded that the following additional material weaknesses existed as of December 31, 2013 and all subsequent periods relating to the design and operation of effective controls over:

•                                          the technical accounting procedures and review relating to lease accounting to ensure that lease agreements are accounted for in accordance with GAAP; and

•                                          completeness and accuracy of payor-related billing data in the Company’s software systems, and invoicing controls.

The Company has also concluded that an additional material weakness existed as of September 30, 2014, but not as of any earlier date, related to the design and operation of effective controls over the calculation of allowances for future contractual adjustments and allowances for doubtful accounts.

Additionally, the Company concluded, based on the previously existing and newly identified material weaknesses in multiple aspects of the Company’s accounting controls, that as of December 31, 2013 and all subsequent periods there is an additional material weakness relating to the ineffectiveness of the Company’s control environment; specifically, the Company did not have appropriate accounting resources to meet its financial reporting requirements.

The Company believes that the material weaknesses identified above contributed to the errors that will be corrected in the restated financial statements and other financial data for the Non-reliance Periods discussed in Item 4.02(a) of this Current Report on Form 8-K.  These newly identified material weaknesses are in addition to those material weaknesses already disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2013 and December 31, 2012, and in subsequent filings.  The Company previously concluded that its internal control over financial reporting was not effective as of December 31, 2013 and in subsequent filings, and these conclusions have not changed.

The Company is in the process of remediating its material weaknesses, although it is unable at this time to estimate when the remediation efforts will be completed.  However, the Company believes it has made progress toward remediation of the underlying causes of the material weaknesses.  Among other actions taken by the Company, it has hired and appointed a new Chief Financial Officer, a new Chief Accounting Officer and a new Corporate Controller, and has also hired and engaged significant additional accounting resources and professionals.

Risk Factor

The Company intends to include the risk factor listed below in Item 1A (Part II) of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, and it should be considered together with the other risk factors described in Item 1A (Part II) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent filings.

The implementation of revised estimation methods, processes and controls to remediate material weaknesses identified in our internal control over financial reporting could have a material adverse effect on our financial results.

Our accounting estimation methods, processes and controls have a direct bearing on how we record and report our financial condition and results of operations.  Some of our accounting policies require use of estimates and assumptions that may affect the reported value of our assets or liabilities, and our financial results, and are critical because they require management to make judgments about matters that are inherently uncertain.  In our Annual Report on Form 10-K for the year ended December 31, 2013, we identified three material weaknesses in our internal control over financial reporting, all of which were related to inventory.  One of these material weaknesses was a continuation of another material weakness related to inventory that was first identified in our Annual Report on Form 10-K for the year ended December 31, 2012.  In connection with the efforts to remediate these material weaknesses, we revised a number of our inventory accounting estimation methods, processes and controls in 2014.  These efforts are intended to enhance our controls and result in more precise inventory estimates and more detailed support for those estimates.  However, the revisions we have made to our inventory accounting estimation methods, processes and controls could also result in valuation amounts that vary materially from the estimates that would have been determined under the previously existing estimation methods, processes and controls.  It is possible that any resulting inventory valuation adjustments could have a material adverse effect on our reported earnings and financial results for the quarter and/or year ended December 31, 2014, and potentially for previous periods.

As an example, as a result of our remediation of our material weakness relating to the accuracy of the stage of completion in valuing work-in-process inventory, beginning in the fourth quarter of 2014 we changed the estimation method, processes and controls we use to value work-in-process inventory at Hanger Clinic.  These changes are intended to provide more precise estimates of work-in-process inventory balances.  However, the new estimation method, processes and controls could result in a significant difference in the valuation of inventory at the end of the fourth quarter of 2014.  It is possible that any resulting inventory valuation adjustments could have a material adverse effect on our reported earnings and financial results for the quarter and/or year ended December 31, 2014, and potentially for previous periods.

Item 9.01.                                          Financial Statements and Exhibits.

(d)	The following exhibit is being furnished with this Current Report on Form 8-K:

99.1	Press release dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Melissa A. Debes
Melissa A. Debes
Vice President and Chief Accounting Officer

Dated:  February 17, 2015